PIZZA INN, INC. REPORTS RESULTS FOR THE
                         THIRD QUARTER FISCAL YEAR 2006

THE COLONY, TEXAS - TBD, 2006 - PIZZA INN, INC. (NASDAQ:PZZI) today reported a net loss per share for its third quarter ended March 26, 2006 of ($0.05) versus earnings of $0.00 per share for the same quarter last year. The quarter resulted in a net loss of ($477,000) versus a net loss of ($20,000) for the same quarter last year on revenues of $12.8 million and $13.4 million, respectively. THIRD QUARTER FY 2006 VERSUS THIRD QUARTER FY 2005 RESULTS
-------------------------------------------------------------------

     Diluted  EPS  was ($0.05) versus $0.00 on a net loss of ($477,000) versus a
net     loss  of  ($20,000)  for  the  same  quarter  last  year.

     Same store buffet restaurant sales increased 1.1% for the quarter and same store chainwide retail sales increased 0.4% for the quarter.

- Total revenues decreased approximately 4%, or $589,000, primarily due to 2.6% overall lower chainwide retail sales as a result of fewer net stores and lower cheese prices. The resulting reductions in food and supply sales and royalty revenues were partially offset by higher company-owned restaurant sales due to the opening of three new company buffet restaurants in the current fiscal year.

- Losses for company-owned restaurants increased approximately $140,000 to ($238,000).

- Salaries increased approximately $134,000 due to increased staffing levels and severance payments made.

-     Energy  costs  increased  approximately  $114,000.

     General and administrative expenses included non-cash stock compensation expense of $88,000 for approximately 560,000 stock option rights granted previously. The prior year did not include any non-cash compensation expense.



                     P  R  E  S  S      R  E  L  E  A  S  E

                              FOR IMMEDIATE RELEASE


                     PIZZA INN, INC. REPORTS RESULTS FOR THE
                         THIRD QUARTER FISCAL YEAR 2006
                                   (CONTINUED)

The Company's President and CEO, Tim Taft, commented, "Following months of research and preparation, we implemented the first phase of our marketing plan in January of this year and are already seeing encouraging results from these efforts. In addition, the renewed trust and confidence our franchise partners have in the brand's new direction is producing positive results. We continue to work together to establish the proper direction for Pizza Inn, one focused on our competitive strengths and advantages. Although sales performance is improving at Pizza Inn, we have not lost sight of our opportunity to improve its operating performance."

Certain statements in this press release, other than historical information, may be considered forward-looking statements, within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, and are subject to various risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ from those anticipated, estimated or expected. Among the key factors that may have a direct bearing on Pizza Inn's operating results, performance or financial condition are its ability to implement its growth strategies, national, regional and local economic conditions affecting the restaurant/ entertainment industry, competition within each of the restaurant and entertainment industries, store sales cannibalization, success of its franchise operations, negative publicity, fluctuations in quarterly results of operations, including seasonality, government regulations, weather, commodity, insurance and labor costs.

Pizza Inn, Inc. is headquartered in The Colony, Texas, along with its distribution division, Norco Restaurant Services Company. Pizza Inn franchises approximately 378 restaurants and currently owns four restaurants with annual chainwide sales of approximately $155 million.


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

                                                         PIZZA INN, INC.
                                         CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                             (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                                           (UNAUDITED)

                                                                     THREE MONTHS ENDED                 NINE MONTHS ENDED
                                                                    --------------------               -------------------
                                                                MARCH 26,             MARCH 27,    MARCH 26,            MARCH 27,
REVENUES:                                                                    2006         2005                 2006         2005
                                                              --------------------  -----------  -------------------  -----------

Food and supply sales                                         $            11,131   $   11,859   $           33,654   $   36,981
Franchise revenue                                                           1,200        1,319                3,579        3,884
Restaurant sales                                                              512          223                1,069          721
                                                              --------------------  -----------  -------------------  -----------
                                                                           12,843       13,401               38,302       41,586
                                                              --------------------  -----------  -------------------  -----------

COSTS AND EXPENSES:
Cost of sales                                                              11,225       11,241               33,451       35,125
Franchise expenses                                                            783          723                2,384        2,044
General and administrative expenses                                         1,363        1,311                4,461        3,497
                                                              --------------------  -----------  -------------------  -----------
                                                                           13,371       13,275               40,296       40,666
                                                              --------------------  -----------  -------------------  -----------

OPERATING (LOSS) INCOME                                                      (528)         126               (1,994)         920

Gain on sale of asset                                                           2            -                  149            -
Interest expense                                                             (211)        (157)                (579)        (431)
                                                              --------------------  -----------  -------------------  -----------

(LOSS) INCOME BEFORE
INCOME TAXES                                                                 (737)         (31)              (2,424)         489

Provision for income taxes                                                   (260)         (11)                (856)         173
                                                              --------------------  -----------  -------------------  -----------

NET (LOSS) INCOME                                             $              (477)  $      (20)  $           (1,568)  $      316
                                                              ====================  ===========  ===================  ===========

BASIC (LOSS) EARNINGS
 'PER COMMON SHARE                                            $             (0.05)  $        -   $            (0.15)  $     0.03
                                                              ====================  ===========  ===================  ===========

DILUTED (LOSS) EARNINGS
 ' PER COMMON SHARE                                           $             (0.05)  $        -   $            (0.15)  $     0.03
                                                              ====================  ===========  ===================  ===========

WEIGHTED AVERAGE
 ' COMMON SHARES                                                           10,138       10,089               10,118       10,109
                                                              ====================  ===========  ===================  ===========

WEIGHTED AVERAGE COMMON
 AND POTENTIAL DILUTIVE
  COMMON SHARES                                                            10,188       10,117               10,164       10,142
                                                              ====================  ===========  ===================  ===========
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


                                                      PIZZA INN, INC.
                                           CONDENSED CONSOLIDATED BALANCE SHEETS
                                            (IN THOUSANDS, EXCEPT SHARE AMOUNTS)
                                                           (unaudited)


                                                                            MARCH 26,              JUNE 26,
                                                                               2006                   2005
                                                                 ---------------------  ---------------------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                              $        190             $      173
  Accounts receivable,
   less allowance for doubtful
   accounts of $209 and $360
   respectively                                                                 2,894                  3,419
  Accounts receivable - related parties                                           465                    622
  Notes receivable, current
   portion, less allowance
   for doubtful accounts
   of $0 and $11, respectively                                                     63                      -
  Inventories                                                                   1,996                  1,918
  Property held for sale                                                           -                     301
  Deferred tax assets, net                                                      1,011                    193
  Prepaid expenses and other                                                      353                    355
                                                                 ---------------------  ---------------------
  Total current assets                                                          6,972                  6,981

LONG-TERM ASSETS
  Property, plant and equipment, net                                           13,340                 12,148
  Property under capital leases, net                                               -                      12
  Long-term receivable                                                             10                      -
  Long-term receivable  - related party                                           313                    314
  Goodwill                                                                        153                      -
  Reacquired development territory                                                479                    623
  Deposits and other                                                              196                    177
                                                                 ---------------------  ---------------------
                                                                       $       21,463             $   20,255
                                                                 ====================   =====================

LIABILITIES AND
  SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable - trade                                             $        2,558             $    1,962
  Accrued expenses                                                              1,896                  1,374
  Current portion of long-term debt                                             8,648                    406
  Current portion of capital
   lease obligations                                                               -                      11
                                                                 ---------------------  ---------------------
  Total current liabilities                                                    13,102                  3,753

LONG-TERM LIABILITIES
  Long-term debt                                                                   -                   7,297
  Long-term capital
   lease obligations                                                               -                      13
  Deferred tax liability, net                                                      -                       3
   Other long-term liabilities                                                   523                     283
                                                                 ---------------------  ---------------------
                                                                               13,625                 11,349
                                                                 ---------------------  ---------------------


COMMITMENTS AND
  CONTINGENCIES

SHAREHOLDERS' EQUITY
  Common Stock, $.01 par value;
   authorized 26,000,000
   shares; issued 15,090,319 and
   15,046,319 shares, respectively;
   outstanding 10,138,494 and
   10,094,494 shares, respectively                                                151                   150
  Additional paid-in capital                                                    8,371                 8,005
  Retained earnings                                                            19,014                20,582
  Accumulated other comprehensive loss                                            (54)                 (187)
  Treasury stock at cost
   Shares in treasury: 4,951,825
   and 4,951,825, respectively                                                (19,644)              (19,644)
                                                                 ---------------------  ---------------------

  Total shareholders' equity                                                    7,838                 8,906
                                                                 ---------------------  ---------------------
                                                                 $             21,463   $             20,255
                                                                 =====================  =====================

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

                                 PIZZA INN, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)
                                   (UNAUDITED)


                                                           NINE MONTHS ENDED
                                                              -----------------
                                                    MARCH 26,          MARCH 27,
                                                          2006          2005
                                                          ----          ----

CASH FLOWS FROM OPERATING ACTIVITIES:

Net (loss) income                          $           (1,568)           $316
Adjustments to reconcile net (loss) income to
  cash provided by operating activities:
  Depreciation and amortization                           884             861
  Gain on property held for sale                         (159)              -
  Provision for bad debt                                  100              30
  Utilization of deferred taxes                             -             (20)
  Stock compensation expense                              285               -
  Deferred rent                                            32               -
Changes in assets and liabilities:
  Notes and accounts receivable                           491            (358)
  Inventories                                             (79)           (435)
  Accounts payable - trade                                596             786
  Accrued expenses                                       (166)           (711)
  Prepaid expenses and other                              158              51
                                                       -----------    -------
  CASH PROVIDED BY OPERATING ACTIVITIES                   574             520
                                                       -----------    -------

CASH FLOWS FROM INVESTING ACTIVITIES:

  Proceeds from sale of assets                            589               -
  Capital expenditures                                 (2,165)           (721)
                                                       -----------    -------
  CASH USED FOR INVESTING ACTIVITIES                   (1,576)           (721)
                                                       -----------    -------

CASH FLOWS FROM FINANCING ACTIVITIES:

  Repayments of long-term bank debt and capital lease
     obligations                                        (110)            (102)
  Borrowings of bank debt                               1,047                -
  Stock repurchase                                          -            (160)
  Proceeds from exercise of stock options                  82              16
                                                       -----------    -------
  CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES      1,019            (246)
                                                       -----------    -------

Net increase (decrease) in cash and cash equivalents       17            (447)
Cash and cash equivalents, beginning of period            173             617
                                                       -----------    -------
Cash and cash equivalents, end of period             $    190         $   170
                                                       -----------    -------
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